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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 17, 2002


                         Asbury Automotive Group, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                                   5511                    58-2241119
(State or Other                 (Primary Standard Industrial     (IRS Employer
Jurisdiction of Identification   Classification Code Number)         Number)
Incorporation)


                               3 Landmark Square
                                   Suite 500
                              Stamford, CT 06901
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (203) 356-4400

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ITEM 5. OTHER EVENTS.

On May 17, 2002, Asbury Automotive Group, Inc. issued a press release announcing a proposed private placement of $200 million principal amount of Senior Subordinated Notes. The press release is attached hereto as Exhibit
99.1 and is incorporated in its entirety herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.       Description
-----------       -----------

     99.1         Press Release issued by Asbury Automotive Group, Inc. on
                  May 17, 2002.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Asbury Automotive Group, Inc.

                                         By:    /s/ Thomas F. Gilman
                                             ------------------------
                                             Name:  Thomas F. Gilman
                                             Title: Chief Financial Officer
Date: May 17, 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by Asbury Automotive Group, Inc. on
                  May 17, 2002.